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                                                                   EXHIBIT 10.20


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT to the Credit Agreement referred to below (this "Agreement") dated as of December 30, 2002 is made and entered into by and among CHOICEPOINT INC., a Georgia corporation (the "Borrower"), the Material Subsidiaries of the Borrower signatories hereto, certain of the Lenders party to the Credit Agreement referred to below (the "Lenders"), SUNTRUST BANK, a Georgia banking corporation, as Administrative Agent (the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Syndication Agent (the "Syndication Agent" and collectively with the Administrative Agent, the "Agents").

                              STATEMENT OF PURPOSE

         The Borrower, the Lenders and the Agents have entered into that certain Revolving Credit Agreement dated as of May 10, 2002 (as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have extended certain credit facilities to the Borrower.

         The Borrower and certain of its Subsidiaries have requested that the Agents and the Required Lenders waive and amend certain provisions of the Credit Agreement and to consent to certain actions under the Credit Agreement, all as more particularly set forth herein. The Agents and the Required Lenders have agreed to do so, but only upon the terms and conditions set forth below in this Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms used and not defined in this Agreement shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. Amendments to the Credit Agreement.

         (a) Section 1.01 (Definitions) of the Credit Agreement is hereby amended by adding the following defined terms in correct alphabetical order:

                  "2002 Corporate Changes" means the following transactions, all of which are contemplated to occur on or about December 31, 2002:

                  (a) The contribution of all of the assets of Marketing Information and Technology, Inc. ("MITI"), a Massachusetts corporation, to Marketing Information and Technology Trust, a business trust created under the laws of Massachusetts ("MITI Trust"), and the subsequent dissolution of MITI;

                  (b) The contribution of all of the assets of Direct Mail Credit Data, Inc. ("DMCD"), a Massachusetts corporation, to Direct Mail Credit Data


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         Trust ("DMCD Trust"), a business trust created under the laws of
         Massachusetts, and the subsequent dissolution of DMCD;

                  (c) The contribution of all of the assets of DMCD Trust to MITI Trust, and the subsequent dissolution of DMCD Trust;

                  (d) The contribution of all of the assets of MITI Trust to CPPM Inc. ("CPPM"), a Georgia corporation, and the subsequent dissolution of MITI Trust; and

                  (e) The merger of Optimum Graphics Printing, Inc. and Statewide Data Services Inc. into ChoicePoint Direct Inc., and the subsequent merger of ChoicePoint Direct Inc. into ChoicePoint Precision Marketing Inc. ("ChoicePoint Precision"), a Georgia corporation.

                  "First Amendment Effective Date" means the date of effectiveness of the First Amendment to this Agreement dated as of December 30, 2002 by and among the Borrower, the Required Lenders and the Agents.

         (b) Section 5.13 (Subsidiaries) of the Credit Agreement is hereby amended by:


                  (i) deleting the first and second sentences thereof in its entirety and substituting in their place the following:

                  "Part A of Schedule 5.13, which speaks as of the First Amendment Effective Date and prior to giving effect to the 2002 Corporate Changes, and Part B of Schedule 5.13, which speaks after giving effect to the 2002 Corporate Changes, accurately describe (1) the complete name of each Subsidiary of Borrower, (2) the jurisdiction of incorporation or organization of each Subsidiary of Borrower, (3) the ownership of all issued and outstanding Capital Stock of each Subsidiary of Borrower and (4) whether such Subsidiary is a Material Subsidiary. Except as disclosed on Schedule 5.13, as of the First Amendment Effective Date, Borrower has no Subsidiaries and neither Borrower nor any Subsidiary is a joint venture partner or general partner in any partnership."

                  (ii)     replacing Schedule 5.13 to the Credit Agreement with
         Schedule 5.13 attached hereto.

         (c) Section 6.01 (Corporate Existence, Etc.) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in its place the following:

                  Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, (A) its corporate existence, except (i) for mergers, divestitures and consolidations permitted pursuant to Section 7.03, and (ii) that a Subsidiary that is not a Material Subsidiary may dissolve, so long as either it has no assets or transfers all of its assets to one or more other Consolidated Companies; and (B)


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                  except where the failure to be so qualified would reasonably be expected to have a Materially Adverse Effect, its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary

         (d) Section 6.09 (Additional Credit Parties) of the Credit Agreement is hereby amended by deleting the cross-reference to Section 4.01(c),
(v), (vi), (vii), (viii), (xi) and (xiv) in the last sentence thereof and replacing it with "Section 4.01(c)(iv), (v), (vi), (vii), (viii) and (xi)."

         (e) Section 7.03 (Mergers, Consolidations) of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and substituting in its place the following:

                  "(a) mergers or consolidations of (i) any Subsidiary with any other Subsidiary which is a Guarantor, (ii) any Subsidiary with Borrower and (iii) any Subsidiary other than a Material Subsidiary into any Consolidated Company;"

         (f) Section 7.04 (Asset Sales) of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and substituting in its place the following:

                  "(a) sales, leases, transfers or dispositions of assets of (i) any Consolidated Company to Borrower or any Guarantor and (ii) any Subsidiary other than a Material Subsidiary to any Consolidated Company.

         SECTION 3. Consent. Subject to the terms and conditions hereof and notwithstanding any provision of the Credit Agreement to the contrary, the Agents and the Required Lenders hereby consent to the 2002 Corporate Changes; provided that the Agents and the Required Lenders shall not be deemed to have consented to the release of any Guarantor from its obligations under the Guaranty Agreement.

         SECTION 4. Waiver. Subject to the terms and conditions hereof, the Agents and the Required Lenders hereby waive any Default or Event of Default arising under Section 8.03 of the Credit Agreement resulting solely from any violation by the Borrower of Section 6.01 in connection with the dissolution of BTi Inc.

         SECTION 5. Conditions to Effectiveness. This Agreement shall become effective on the date each of the following conditions has been satisfied:

         (a) Execution of Agreement. Receipt by the Agents of a fully executed original of this Agreement executed by the Borrower, the Guarantors, the Agents and the Required Lenders.

         (b) Certificate of Secretary. Receipt by the Agents of a certificate of the secretary or assistant secretary of ChoicePoint Precision certifying as to the incumbency and genuineness of the signature of each officer of ChoicePoint Precision executing the Credit Documents and certifying that attached thereto is a true, complete and correct copy of (i) the articles of incorporation of ChoicePoint Precision, certified as of a recent date by the Secretary of State of Georgia, (ii) the bylaws of ChoicePoint Precision as in effect on the First Amendment Effective


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Date, (iii) resolutions duly adopted by the Board of Directors of ChoicePoint
Precision authorizing the execution, delivery and performance of the Guaranty Agreement and the Contribution Agreement and the other Credit Documents to which it is a party, and (iv) a certificate of a recent date of the good standing of ChoicePoint Precision from the Secretary of State of Georgia.

         (c) Closing Certificate. Receipt of a duly executed certificate of the Borrower, in substantially the form of Exhibit E to the Credit Agreement and appropriately completed, certifying that, after giving effect to this Agreement,
(i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the First Amendment Effective Date, (ii) the Borrower and the Guarantors are in compliance with all terms and provisions of the Credit Agreement and the other Credit Documents as of the First Amendment Effective Date, (iii) on the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing, and (iv) as of the First Amendment Effective Date, there has been no materially adverse change in the financial condition of the Borrower and its Subsidiaries as of the reflected in the most recently delivered financial statements delivered to the Agents pursuant to Section 6.07 of the Credit Agreement.

         (d) Solvency Certificate. Receipt by the Agents of a duly executed solvency certificate of the Borrower and the Guarantors, in form and substance satisfactory to the Agents and the Lenders.

         (e) Contribution and Guaranty Agreement Supplements. Receipt by the Agents of a supplement to the Contribution Agreement and the Guaranty Agreement in the forms attached thereto, duly executed by ChoicePoint Precision.

         SECTION 6.        Delivery Covenants.

         (a) Opinions of Counsel. On or before January 10, 2003, the Borrower shall deliver to the Agents opinions of Jones, Day, Reavis & Pogue and in-house general counsel to the Credit Parties, both in form and substance satisfactory to the Agents with respect to the addition of ChoicePoint Precision as a Guarantor.

         (b) 2002 Corporate Changes. Upon the request of the Agents, the Borrower shall deliver copies of all documentation (including articles of merger, certificates of dissolution, and any other documents necessary to consummate the 2002 Corporate Changes) relating to the 2002 Corporate Changes.

         SECTION 7. References to Credit Agreement. On and after the date this Agreement becomes effective, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and to mean the Credit Agreement as amended by this Agreement. The Borrower and Material Subsidiaries confirm and agree that (a) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (b) all other Credit Documents remain in full force and effect in accordance with their respective terms.


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         SECTION 8. Reaffirmation. Each Guarantor reaffirms its obligations under the Guaranty Agreement, the Contribution Agreement, and the other Credit Documents, consents to the execution and delivery of this Agreement by the Borrower, and agrees and acknowledges that its obligations under the Guaranty Agreement, the Contribution Agreement, and the other Credit Documents shall not be diminished in any way by the execution and delivery of this Agreement or by the consummation of any of the transactions contemplated herein.

         SECTION 9. Limited Amendment, Consent, and Waiver. Except as expressly amended hereby, the Credit Agreement and each other Credit Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of, or Default or Event of Default under, the Credit Agreement or any other Credit Document or (b) to prejudice any other right or remedies to which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time. This document is part of the Credit Agreement and constitutes a Credit Document thereunder.

         SECTION 10. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Agents in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and disbursements of counsel for the Agents.

         SECTION 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         SECTION 12. Counterparts. This Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         SECTION 13. Fax Transmission. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.


                            [Signature Pages Follow]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

                                   BORROWER AND GUARANTORS:

                                   CHOICEPOINT INC., as Borrower

                                   By:    /s/ David E. Trine
                                          Name:  David E. Trine
                                          Title:  Treasurer


                                   CHOICEPOINT SERVICES INC., as Guarantor

                                   By:    /s/ David E. Trine
                                          Name:  David E. Trine
                                          Title:  Treasurer


                                   CHOICEPOINT DIRECT INC., as Guarantor

                                   By:    /s/ David E. Trine
                                          Name:  David E. Trine
                                          Title:  Treasurer


                                   NATIONAL SAFETY ALLIANCE,
                                   INCORPORATED, as Guarantor

                                   By:    /s/ David E. Trine
                                          Name:  David E. Trine
                                          Title:  Treasurer


                                   CHOICEPOINT PUBLIC RECORDS INC., as Guarantor

                                   By:    /s/ David E. Trine
                                          Name:  David E. Trine
                                          Title:  Treasurer



                           [Signature Pages Continue]


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                                   AGENTS AND LENDERS:

                                   SUNTRUST BANK, as Administrative Agent and
                                   Lender

                                   By:    /s/ Daniel S. Komitor
                                          Name: Daniel S. Komitor
                                          Title: Director

                                   WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                   Syndication Agent and Lender

                                   By:    /s/ William R. Goley
                                          Name: William R. Goley
                                          Title: Director

                                   BNP PARIBAS, as Lender

                                   By:    /s/ John Stacy
                                          Name: John Stacy
                                          Title: Managing Director


                                   BNP PARIBAS, as Lender

                                   By:    /s/ Craig Pierce
                                          Name: Craig Pierce
                                          Title: Associate


                                   U.S. BANK NATIONAL ASSOCIATION, as Lender

                                   By:    /s/ Eric Hartman
                                          Name: Eric Hartman
                                          Title: Vice President


                                   CREDIT SUISSE FIRST BOSTON, as Lender

                                   By:    Not Required
                                          Name:
                                          Title:

[Signature Pages Continue]
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                                   JP MORGAN CHASE BANK, as Lender

                                   By:    /s/ H. David Jones
                                          Name: H. David Jones
                                          Title: Vice President

                                   FLEET NATIONAL BANK, as Lender

                                   By:    /s/ John B. Desmond
                                          Name: John B. Desmond
                                          Title: Director